SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 18, 2011

ALLEZOE MEDICAL HOLDINGS, INC.
(a Delaware Corporation)

001-33090	98-0413066
(Commission File Number)	(IRS Employer Identification Number)

6170 Research Road, Suite 103
Frisco, Texas 75034-2787
(Registrant’s address, including zip code)

 (214) 290-8031
 (Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1) Previous Independent Auditors:

a.
On April 18, 2011, Allezoe Medical Holdings, Inc., formerly Stanford Management, Ltd., (the “Company”, “we”, “our and “us”) terminated our independent registered auditors, Madsen & Associates, CPA’s Inc. of Salt Lake City, Utah ("Madsen"). The Company had intended to terminate Madsen effective on February 18, 2011, which was the date the Company completed its reverse merger with Organ Transport Systems, Inc. (OTS), and to engage the auditors of OTS, which was the accounting acquirer in the merger, as new auditors for the Company. However, the official termination of Madsen occurred by letter dated April 18, 2011 and the official engagement date of our new auditors (as described below) was March 29, 2011.  The decisions to terminate Madsen and to engage our new auditors (as described below) were recommended approved and ratified by the Company’s Board of Directors effective April 18, 2011 and March 29, 2011, respectively.

b.
Madsen’s report on the financial statements of the Company for the years ended August 31, 2010 and 2009, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting except for a going concern uncertainty modification.

c.
Our Board of Directors participated in and approved the decision to change independent accountants. For the years ended August 31, 2010 and 2009, and the subsequent period through the date of the termination of Madsen, April 18, 2011, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement(s), if not resolved to the satisfaction of Madsen, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report as described in Item 304 (a)(1)(iv) of Regulation S-K.

d.
There have also been no reportable events as provided in Item 304(a)(1)(v) of Regulation S-K since Madsen’s engagement through the years ended August 31, 2010 and 2009, and the subsequent period through the date of the termination of Madsen, April 18, 2011.

e.
The Company authorized Madsen to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Madsen review the disclosures herein and Madsen has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. A copy of the requested letter dated April 28, 2011 is attached as Exhibit 16 to this Current Report.

(2) New Independent Accountants:

a.	We engaged Moss, Krusick and Associates, LLC (“Moss Krusick”) of Winter Park, Florida, as our new independent registered certified public accountants on March 29, 2011.
b.
Prior to March 29, 2011, we did not consult with Moss Krusick regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Moss Krusick, or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).  Moss Krusick has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). Moss Krusick did not furnish a letter to the Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description of Exhibit

16	Letter from Madsen & Associates, CPAs Inc. dated April 28, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allezoe Medical Holdings, Inc.

Date: May 19, 2011	By: /s/ Michael Holder
Name: Michael Holder Title: Chairman of the Board and CEO